Exhibit 99.1
          Replacement Capital Covenant, dated as of December 18, 2007 (this “Replacement Capital Covenant”), by American International Group, Inc., a Delaware corporation (together with its successors and assigns, including any entity surviving or resulting from a merger, consolidation, binding share exchange, sale, lease or transfer of all or substantially all of the assets or other business combination, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).
Recitals
          A. On the date hereof, the Corporation is issuing $1,100,000,000 aggregate principal amount of its Series A-5 Junior Subordinated Debentures (together with any Series A-5 Junior Subordinated Debentures that the Corporation may issue after the date hereof, the “Debentures”).
          B. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated December 11, 2007 (the “Prospectus Supplement”), relating to the Debentures.
          C. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
          D. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
          Now, Therefore, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
          SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.
          SECTION 2. Limitations on Redemption and Repurchase of Debentures. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not repay, redeem, defease or purchase, and no Subsidiary of the Corporation shall purchase, all or any part of the Debentures prior to December 18, 2057, except to the extent that the principal amount repaid or defeased or the applicable redemption or purchase price does not exceed the sum of the following amounts:
     (i) the Applicable Percentage of the aggregate amount of net cash proceeds the Corporation and its Subsidiaries have received from the sale of Common Stock, Rights to acquire Common Stock, Mandatorily Convertible Preferred Stock, Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity and Qualifying Capital Securities (collectively, the “Replacement Capital Securities”); plus
     (ii) the Applicable Percentage of the aggregate Market Value of any Common Stock (or Rights to acquire Common Stock) the Corporation and its Subsidiaries have delivered or issued as consideration for property or assets in an arm’s-length transaction or in connection with the conversion of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries has received equity credit from any NRSRO, in each case to persons other than the Corporation and its Subsidiaries since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period); provided that the limitations in this Section 2 shall not restrict the repayment, redemption or other acquisition of any Debentures that the Corporation has previously defeased in accordance with this Replacement Capital Covenant.
          SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Senior Debt.
          (b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
     (i) the Corporation shall identify each series of its then outstanding unsecured, long-term indebtedness for money borrowed that is Eligible Debt;
     (ii) if only one series of the Corporation’s then outstanding unsecured, long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
     (iii) if the Corporation has more than one outstanding series of unsecured, long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;
     (iv) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding unsecured, long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and
     (v) in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a Current Report on Form 8-K under the Securities Exchange Act including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.
          (c) Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of

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this Replacement Capital Covenant with the Commission as an exhibit to a Current Report on Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each Annual Report on Form 10-K filed with the Commission under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation will give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a Current Report on Form 8-K, which must include or and incorporate by reference this Replacement Capital Covenant, and in the Corporation’s next Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation will (A) post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c) and (B) cause a notice of the execution of this Replacement Capital Covenant to be posted on the Bloomberg screen for the Covered Debt or any successor Bloomberg screen and each similar third-party vendor’s screen the Corporation reasonably believes is appropriate (each an “Investor Screen”) and cause a hyperlink to a definitive copy of this Replacement Capital Covenant to be included on the Investor Screen for each series of Covered Debt, in each case to the extent permitted by Bloomberg or such similar third-party vendor, as the case may be; and (v) promptly upon request by any Holder of Covered Debt, the Corporation will provide such Holder with an executed copy of this Replacement Capital Covenant.
          (d) The Corporation agrees that, if at any time the Covered Debt is held by a trust (for example, where the Covered Debt is part of an issuance of trust preferred securities), a holder of the securities issued by such trust may enforce (including by instituting legal proceedings) this Replacement Capital Covenant directly against the Corporation as though such holder owned Covered Debt directly, and the holders of such trust securities shall be deemed to be the Holders of “Covered Debt” for purposes of this Replacement Capital Covenant for so long as the indebtedness held by such trust remains Covered Debt hereunder.
          SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) December 18, 2057, (ii) the date, if any, on which the Holders of a majority of the then outstanding principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which the Corporation ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). Moreover, if an event of default under the Supplemental Indenture resulting in an acceleration of the Debentures occurs, this Replacement Capital Covenant shall, without any further action, immediately terminate upon such acceleration. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.
          (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority of the then outstanding principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written

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instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if any of the following apply (it being understood that any such amendment or supplement may fall into one or more of the following): (i) the effect of such amendment or supplement is solely to impose additional restrictions on, or eliminate certain of, the types of securities qualifying as Replacement Capital Securities and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect, (ii) such amendment or supplement is not materially adverse to the rights of the Covered Debtholders hereunder and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not materially adverse to the Covered Debtholders, or (iii) such amendment or supplement eliminates Common Stock, Debt Exchangeable for Common Equity, Mandatorily Convertible Preferred Stock and/or Rights to acquire Common Stock as Replacement Capital Securities if, after the date of the Prospectus Supplement, an accounting standard or interpretive guidance of an existing standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards in the United States becomes effective such that there is more than an insubstantial risk that the failure to eliminate Common Stock, Debt Exchangeable for Common Equity, Mandatorily Convertible Preferred Stock and/or Rights to acquire Common Stock as Replacement Capital Securities would result in a reduction in the Corporation’s earnings per share as calculated in accordance with generally accepted accounting principles in the United States. For this purpose, an amendment or supplement that adds new types of securities qualifying as Replacement Capital Securities or modifies the requirements of securities qualifying as Replacement Capital Securities will not be deemed materially adverse to the Holders of the then-effective series of Covered Debt if, following such amendment or supplement, this Replacement Capital Covenant would constitute a Qualifying Replacement Capital Covenant.
          (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.
          SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.
          (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt). Other than the Covered Debtholders as provided in the previous sentence, no other Person shall have any rights under this Replacement Capital Covenant or be deemed a third party beneficiary of this Replacement Capital Covenant. In particular, no holder of the Debentures is a third party beneficiary of

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this Replacement Capital Covenant, it being understood that such holders may have rights under the Subordinated Indenture.
          (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day) or (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:
American International Group, Inc.
70 Pine Street
New York, New York 10270
Attention: Secretary

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          In Witness Whereof, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

American International Group, Inc.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Signature Page for Series A-5 Replacement Capital Covenant

Annex 1
DEFINITIONS
          “Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “securities”), provisions in the related transaction documents that require the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that
     (a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities to persons that are not Subsidiaries of the Corporation up to the Preferred Cap in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock or Mandatorily Convertible Preferred Stock;
     (b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds, unless otherwise required at the time by any applicable regulatory authority or if an event of default has occurred that results in an acceleration of the principal amount of the relevant securities;
     (c) include a Repurchase Restriction;
     (d) limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities up to:
     (i) in the case of APM Qualifying Securities that are Common Stock or Qualifying Warrants, during the first five years of any deferral period (x) an amount from the issuance thereof pursuant to the Alternative Payment Mechanism equal to 2% of the Corporation’s most recently published market capitalization or (y) a number of shares of Common Stock and Qualifying Warrants not in excess of 2% of the number of shares of outstanding Common Stock set forth in the Corporation’s most recently published financial statements (the amount in clause (x) or (y) is referred to as the “Common Cap”); and
     (ii) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock or Mandatorily Convertible Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances of Qualifying Non-Cumulative Preferred Stock and still-outstanding Mandatorily Convertible Preferred Stock pursuant to such Alternative Payment Mechanism) equal to 25% of the liquidation or principal amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);

     (e) permit the Corporation, at its option, to impose a limitation on the issuance of APM Qualifying Securities consisting of Common Stock and Qualifying Warrants, in each case to a maximum issuance cap to be set at the Corporation’s discretion and otherwise substantially similar to the “maximum share number” and “maximum warrant number”, respectively, each as defined in the Prospectus Supplement, provided that such maximum issuance cap will be subject to the Corporation’s agreement to use commercially reasonable efforts to increase the maximum issuance cap when reached and (i) simultaneously satisfy its future fixed or contingent obligations under other securities and derivative instruments that provide for settlement or payment in shares of Common Stock or (ii) if the Corporation cannot increase the maximum issuance cap as contemplated in the preceding clause, by requesting its board of directors to adopt a resolution for shareholder vote at the next occurring annual shareholders meeting to increase the number of shares of the Corporation’s authorized common stock for purposes of satisfying the Corporation’s obligations to pay deferred distributions;
     (f) in the case of securities other than non-cumulative preferred stock, include a Bankruptcy Claim Limitation Provision; and
     (g) permit the Corporation, at its option, to provide that if the Corporation is involved in a merger, consolidation, amalgamation, binding share exchange or conveyance, transfer or lease of assets substantially as an entirety to any other person or a similar transaction (a “business combination”) where immediately after the consummation of the business combination more than 50% of the surviving or resulting entity’s voting stock is owned by the shareholders of the other party to the business combination or continuing directors cease for any reason to constitute a majority of the directors of the surviving or resulting entity, then clauses (a), (b) and (c) above will not apply to any deferral period that is terminated on the next interest payment date following the date of consummation of the business combination. “Continuing director” means a director who was a director of the Corporation at the time the definitive agreement relating to the transaction was approved by the Corporation’s board of directors;
provided (and it being understood) that:
     (1) the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;
     (2) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, the Preferred Cap, and any maximum issuance cap referred to in clause (e) above, as applicable; and
     (3) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, the Preferred Cap and any maximum issuance cap referred to above, as applicable, in proportion to the total amounts that are due on such securities.
          “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism or a Mandatory Trigger Provision, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism or a Mandatory Trigger Provision, as applicable):
(i)	Common Stock;

(ii)	Qualifying Warrants;

(iii)	Qualifying Non-Cumulative Preferred Stock; and

(iv)	Mandatorily Convertible Preferred Stock;
provided that
     (a) if the APM Qualifying Securities for any Alternative Payment Mechanism or Mandatory Trigger Provision include both Common Stock and Qualifying Warrants,
     (i) such Alternative Payment Mechanism or Mandatory Trigger Provision may permit, but need not require, the Corporation to issue Qualifying Warrants; and
     (ii) the Corporation may, without the consent of the holders of the Qualifying Capital Securities, amend the definition of APM Qualifying Securities to eliminate Common Stock or Qualifying Warrants (but not both) from the definition if, after the date of the Prospectus Supplement, an accounting standard or interpretive guidance of an existing standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards in the United States becomes effective so that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes; and
     (b) if the APM Qualifying Securities for any Alternative Payment Mechanism or Mandatory Trigger Provision include Mandatorily Convertible Preferred Stock,
     (i) such Alternative Payment Mechanism or Mandatory Trigger Provision may permit, but need not require, the Corporation to issue Mandatorily Convertible Preferred Stock; and
     (ii) the Corporation may, without the consent of the holders of the Qualifying Capital Securities, amend the definition of APM Qualifying Securities to eliminate Mandatorily Convertible Preferred Stock from the definition if, after the date of the Prospectus Supplement, an accounting standard or interpretive guidance of an existing standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards in the United States becomes effective so that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes.
          “Applicable Percentage” means:
     (i) in the case of any Common Stock or Rights to acquire Common Stock (a) 133.33% with respect to any repayment, redemption or purchase prior to the First Step-Down Date, (b) 200% with respect to any repayment, redemption or purchase on or after the First Step-Down Date and prior to the Second Step-Down Date and (c) 400% with respect to any repayment, redemption or purchase on or after the Second Step-Down Date;
     (ii) in the case of any Mandatorily Convertible Preferred Stock, Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity or any Qualifying Capital Securities described in clause (i) of the definition of that term, (a) 100% with respect to any repayment, redemption or purchase prior to the First Step-Down Date, (b) 150% with respect to any repayment, redemption or purchase on or after the First Step-Down Date and prior to the Second Step-Down Date, and (c) 300% with respect to any repayment, redemption or purchase on or after the Second Step-Down Date;
     (iii) in the case of any Qualifying Capital Securities described in clause (ii) of the definition of that term, (a) 100% with respect to any repayment, redemption or purchase prior to the Second Step-Down Date and (b) 200% with respect to any repayment, redemption or purchase on or after the Second Step-Down Date; and
     (iv) in the case of any Qualifying Capital Securities described in clause (iii) of the definition of that term, 100%.
          “Assurance Agreement” means the Assurance Agreement, by the Corporation in favor of eligible employees dated as of June 27, 2005, relating to certain obligations of Starr International Company, Inc. (as such agreement may be amended, supplemented, extended, modified or replaced from time to time).
          “Bankruptcy Claim Limitation Provision” means, with respect to any securities or combination of securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision (together in this definition, “securities”), provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (A) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (B) any period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities having a Mandatory Trigger Provision, to:
     (i) in the case of securities having an Alternative Payment Mechanism or a Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Non-Cumulative Preferred Stock or Mandatorily Convertible Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and
     (ii) in the case of any other securities, an amount not in excess of the sum of (x) the amount of accumulated and unpaid Distributions (including compounded amounts) that relate to the earliest two years of the portion of the deferral period for which Distributions have not been paid and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Non-Cumulative Preferred Stock and still-outstanding Mandatorily Convertible Preferred Stock that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision, provided that the holders of such securities are deemed to agree that, to the extent the remaining claim exceeds the amount set forth in subclause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had such claim ranked pari passu with the interests of the holders, if any, of Qualifying Non-Cumulative Preferred Stock.
          In the case of any cumulative preferred stock that includes a Bankruptcy Claim Limitation Provision, such provision shall limit the liquidation preference of such cumulative preferred stock to its stated amount, plus an amount in respect of accumulated and unpaid dividends not in excess of the amount set forth in clause (i) or (ii) above, as applicable.
          “Business Day” means each day other than (a) a Saturday or Sunday or other day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (b) on or after December 18, 2047, a day that is not a London business day. A “London business day” is any day on which dealings in U.S. dollars are transacted in the London interbank market.
          “Commission” means the United States Securities and Exchange Commission or any successor agency.
          “Common Cap” has the meaning specified in the definition of Alternative Payment Mechanism.
          “Common Stock” means any equity securities of the Corporation (including equity securities held as treasury shares) or rights to acquire equity securities of the Corporation that have no preference in the payment of dividends or amounts payable upon the liquidation, dissolution or winding up of the Corporation (including a security that tracks the performance of, or relates to the results of, a business, unit or division of the Corporation), and any securities that have no preference in the payment of dividends or amounts payable upon liquidation, dissolution or winding up and are issued in exchange therefor in connection with a merger, consolidation, binding share exchange, business combination, recapitalization or other similar event.
          “Corporation” has the meaning specified in the introduction to this instrument.
          “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
          “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt, provided that, except as provided in Section 5(b), a Person who has sold all of its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale if, at such time, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder.
          “Debentures” has the meaning specified in Recital A.
          “Debt Exchangeable for Common Equity” means a security or combination of securities (together in this definition, “such securities”) that:
          (i) gives the holder a beneficial interest in (a) a fractional interest in a stock purchase contract for a share of Common Stock that will be settled in three years or less, with the number of shares of Common Stock purchasable pursuant to such stock purchase contract to be within a range established at the time of issuance of such subordinated debt securities referred to in clause (b) hereof, subject to customary anti-dilution adjustments and (b) subordinated debt securities of the Corporation or one of its Subsidiaries that are not redeemable prior to settlement of the stock purchase contract;
          (ii) provides that the holders directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure such holders’ direct or indirect obligation to purchase Common Stock pursuant to such stock purchase contracts;
          (iii) includes a remarketing feature pursuant to which the subordinated debt securities of the Corporation or one of its Subsidiaries are remarketed to new investors commencing not later than the settlement date of the stock purchase contract; and
          (iv) provides for the proceeds raised in the remarketing to be used to purchase Common Stock under the stock purchase contracts and, if there has not been a successful remarketing by the settlement date of the stock purchase contracts, provides that the stock purchase contracts will be settled by the Corporation exercising its remedies as a secured party with respect to its subordinated debt securities or other collateral directly or indirectly pledged by the holders in the Debt Exchangeable for Common Equity.
          “Debt Exchangeable for Preferred Equity” means a security or combination of securities (together in this definition, “securities”) that:
          (i) gives the holder a beneficial interest in (a) subordinated debt securities of the Corporation or one of its Subsidiaries (in this definition, the “issuer”) permitting the issuer to defer Distributions in whole or in part on such securities for one or more Distribution Periods of up to at least five years without any remedies other than Permitted Remedies and that are the most junior subordinated debt of the issuer (or rank pari passu with its most junior subordinated debt) and (b) a fractional interest in a stock purchase contract that obligates the holder to acquire a beneficial interest in Qualifying Non-Cumulative Preferred Stock;
          (ii) provides that the holders directly or indirectly grant to the issuer a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the holders’ direct or indirect obligation to purchase Qualifying Non-Cumulative Preferred Stock pursuant to such stock purchase contracts;

          (iii) includes a remarketing feature pursuant to which such subordinated debt securities of the issuer are remarketed to new holders commencing within five years from the date of issuance of such subordinated debt securities or earlier in the event of an early settlement event based on (a) the Corporation’s capital ratios or (b) the dissolution of the issuer of such Debt Exchangeable for Preferred Equity;
          (iv) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such subordinated debt securities of the issuer, provides that the stock purchase contracts will be settled by the Corporation exercising its remedies as a secured party with respect to such subordinated debt securities or other collateral directly or indirectly pledged by holders of the Debt Exchangeable for Preferred Equity;
          (v) includes a Qualifying Replacement Capital Covenant that shall also apply to any Qualifying Non-Cumulative Preferred Stock issued pursuant to the stock purchase contracts; provided that such Qualifying Replacement Capital Covenant shall not include Debt Exchangeable for Common Equity or Debt Exchangeable for Preferred Equity as “Replacement Capital Securities” for such securities; and
          (vi) if applicable, after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holders with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock.
          “Distribution Date” means, as to any securities or combination of securities, the dates on which Distributions on such securities are scheduled to be made.
          “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
          “Distributions” means, as to a security or combination of securities, dividends, interest or other income distributions to the holders or beneficial owners thereof that are not Subsidiaries of the Corporation.
          “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
          “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding unsecured long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $250,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
          “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding unsecured long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks senior to the Debentures and subordinate to the issuer’s then outstanding series of unsecured indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $250,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
          “Employee Benefit Plan” means any written purchase, savings, option, bonus, appreciation, profit sharing, thrift, incentive, pension or similar plan or arrangement or any written compensatory contract or arrangement.
          “Final Maturity Date” means the “Final Maturity Date” as defined in and determined under the Supplemental Indenture (including after giving effect to any extension(s) by the Corporation pursuant to the extension provisions in Section 2.1 of the Supplemental Indenture).
          “First Step-Down Date” means the date that is 50 years prior to the Final Maturity Date.
          “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt and each beneficial owner holding through a participant in a clearing agency.
          “Initial Covered Debt” means the Corporation’s 6.25% Notes due 2036, CUSIP No. 026874AZ0.
          “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer prior to or contemporaneously with the issuance of such securities, that the issuer will repay, redeem, defease or purchase, and will cause its Subsidiaries to purchase, such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of repayment, redemption, defeasance or purchase that are as or more equity-like than the securities then being repaid, redeemed, defeased or purchased, raised within 180 days prior to the applicable redemption or purchase date.
          “Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock, subject to customary anti-dilution adjustments.
“Mandatory Trigger Provision” means, as to any security or combination of securities, provisions in the terms thereof or of the related transaction agreements that:
(i) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities, within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale at least equal the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions on those securities, provided that (A) if the Mandatory Trigger Provision does not require such issuance and sale within one year of such failure, the amount of Common Stock or Qualifying Warrants the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap, and (B) the amount of Qualifying Non-Cumulative Preferred Stock and Mandatorily Convertible Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;
(ii) include a Repurchase Restriction if the provisions described in clause (i) do not require such issuance and sale within one year of such failure;
(iii) prohibit the issuer of such securities from redeeming, defeasing or purchasing any of its securities ranking, upon the liquidation, dissolution or winding up of the issuer, junior to or pari passu with any APM Qualifying Securities the proceeds of which were used to settle deferred interest during the relevant deferral period prior to the date six months after the issuer applies the net proceeds of the sales described in clause (i) above to pay such deferred Distributions in full, except where non-payment would cause the Corporation to breach the terms of the relevant instrument, subject to the exceptions set forth in clauses (i) and (ii) of the definition of Repurchase Restriction; and
(iv) other than in the case of non-cumulative preferred stock, include a Bankruptcy Claim Limitation Provision;
provided (and it being understood) that:
(1) the issuer shall not be obligated to issue (or to use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;
(2) if, due to a Market Disruption Event or otherwise, the issuer is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and the Preferred Cap, as applicable; and

          (3) if the issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the issuer from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap and the Preferred Cap, as applicable, in proportion to the total amounts that are due on such securities.
          No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.
          “Market Disruption Events” means one or more events or circumstances substantially similar to those listed as “Market Disruption Events” in the Supplemental Indenture.
          “Market Value” means, on any date, (i) in the case of Common Stock, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted; if the Common Stock is not either listed or quoted on any U.S. securities exchange on the relevant date, the market price will be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose and (ii) in the case of Qualifying Warrants, a value determined by the Corporation’s Board of Directors (or a duly authorized committee thereof) in good faith.
          “Measurement Date” means with respect to any repayment, redemption, defeasance or purchase of the Debentures (i) on or prior to December 18, 2047, the date 180 days prior to delivery of notice of such repayment, defeasance or redemption or the date of such purchase and (ii) after December 18, 2047, the date 90 days prior to the date of such repayment, redemption, defeasance or purchase, except that, if during the 90 days (or any shorter period) preceding the date that is 90 days prior to the date of such repayment, redemption, defeasance or purchase, net cash proceeds described above were received but no repayment, redemption, defeasance or purchase was made in connection therewith, the measurement date shall be the earliest date upon which such net cash proceeds were received.
          “Measurement Period” with respect to any notice date or purchase date means the period (i) beginning on the Measurement Date with respect to such notice date or purchase date and (ii) ending on such notice date or purchase date. Measurement Periods cannot run concurrently.
          “Non-Cumulative” means, with respect to any securities, that the issuer may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include an Alternative Payment Mechanism shall also be deemed to be Non-Cumulative, other than for the purposes of the definitions of APM Qualifying Securities and Qualifying Non-Cumulative Preferred Stock.

          “NRSRO” means any nationally recognized statistical rating organization as defined in Section 3(a)(62) of the Exchange Act (or any successor provision).
          “Optional Deferral Provision” means, as to any securities, provisions in the terms thereof or of the related transaction agreements to the effect of either (a) or (b) below:
          (a) (i) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies and (ii) an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first 5 years of any deferral period and need not include a Common Cap or a Preferred Cap); or
          (b) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to ten years, without any remedy other than Permitted Remedies.
          “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:
          (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and
          (b) complete or partial prohibitions on the issuer or its Subsidiaries paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.
          “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company, corporation or other entity, unincorporated organization or government or any agency or political subdivision thereof.
          “Preferred Cap” has the meaning specified in the definition of Alternative Payment Mechanism.
          “Prospectus Supplement” has the meaning specified in Recital B.
          “Qualifying Capital Securities” means securities (other than Common Stock, Rights to acquire Common Stock or securities exchangeable for or convertible into Common Stock) that, in the determination of the Corporation’s Board of Directors (or a duly authorized committee thereof) reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:
     (i) in connection with any repayment, redemption or purchase of Debentures prior to the First Step-Down Date:
     (A) junior subordinated debt securities and guarantees issued by the Corporation or its Subsidiaries with respect to trust preferred securities if the junior subordinated debt securities and guarantees (1) rank pari passu with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 55 years and (4) are subject to a Qualifying Replacement Capital Covenant;
     (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 55 years and (3)(i) are Non-Cumulative and are subject to a Qualifying Replacement Capital Covenant or (ii) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure; or
     (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Debentures, (2) have no maturity or a maturity of at least 35 years, (3) are subject to a Qualifying Replacement Capital Covenant and (4) have a Mandatory Trigger Provision and an Optional Deferral Provision; or
     (ii) in connection with any repayment, redemption or purchase of Debentures on or after the First Step-Down Date but prior to the Second Step-Down Date:
     (A) all types of securities described that would be Qualifying Capital Securities under clause (i) above;
     (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 55 years, (3) are subject to a Qualifying Replacement Capital Covenant and (4) have an Optional Deferral Provision;
     (C) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 55 years and (4) are subject to Intent-Based Replacement Disclosure;
     (D) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 35 years and (3)(a) are Non-Cumulative and subject to a Qualifying Replacement Capital Covenant or (b) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;
     (E) securities issued by the Corporation or its Subsidiaries that (1) rank junior to all of the senior and subordinated debt of the Corporation other than the Debentures and the pari passu securities, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure and (3) have no maturity or a maturity of at least 55 years;
     (F) cumulative preferred stock issued by the Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2)(a) has no maturity or a maturity of at least 55 years and (b) is subject to a Qualifying Replacement Capital Covenant; or
     (G) other securities issued by the Corporation or its Subsidiaries that (1) rank upon a liquidation, dissolution or winding-up of the Corporation (a) pari passu with or junior to the Debentures or (b) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (2) either (x) have no maturity or a maturity of at least 35 years and have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure or (y) have no maturity or a maturity of at least 20 years and are subject to a Qualifying Replacement Capital Covenant and have a Mandatory Trigger Provision and an Optional Deferral Provision; or
     (iii) in connection with any repayment, redemption or purchase of Debentures at any time on or after the Second Step-Down Date:
     (A) all of the types of securities that would be Qualifying Capital Securities under clause (ii) above;
     (B) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Debentures upon a liquidation, dissolution or winding up, (2) either (a) have no maturity or a maturity of at least 55 years and have Intent-Based Replacement Disclosure or (b) have no maturity or a maturity of at least 25 years and are subject to a Qualifying Replacement Capital Covenant and (3) have an Optional Deferral Provision;
     (C) securities issued by the Corporation or its Subsidiaries that (1) rank junior to all of the senior and subordinated debt of the Corporation other than the Debentures and any other pari passu securities, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure and (3) have no maturity or a maturity of at least 25 years; or
     (D) preferred stock issued by the Corporation or its Subsidiaries that either (1) has no maturity or a maturity of at least 55 years and Intent-Based Replacement Disclosure or (2) has a maturity of at least 35 years and is subject to a Qualifying Replacement Capital Covenant.
          “Qualifying Non-Cumulative Preferred Stock” means non-cumulative perpetual preferred stock issued by the Corporation that (a) ranks pari passu with or junior to all other outstanding preferred stock of the issuer, other than a preferred stock that is issued or issuable pursuant to a stockholders’ rights plan or similar plan or arrangement, and (b) contains no remedies other than Permitted Remedies and either (i) is subject to Intent-Based Replacement Disclosure and has a provision that provides for mandatory suspension of Distributions or the payment of Distributions solely from eligible proceeds (as defined in clause (a) of the definition of Alternative Payment Mechanism) upon the Corporation’s failure to satisfy one or more financial tests set forth therein or (ii) is subject to a Qualifying Replacement Capital Covenant.

          “Qualifying Replacement Capital Covenant” means (a) a replacement capital covenant substantially similar to this Replacement Capital Covenant applicable to the Debentures or (b) a replacement capital covenant, as identified by the Corporation’s Board of Directors, or a duly authorized committee thereof, acting in good faith and in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant, (i) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (ii) that restricts the related issuer from redeeming, repaying, purchasing or defeasing, and restricts the Subsidiaries of such issuer from purchasing, identified securities except out of the proceeds of specified replacement capital securities that have terms and provisions at the time of redemption, repayment, purchase or defeasance that are as or more equity-like than the securities then being redeemed, repaid, purchased or defeased, raised within 180 days prior to the applicable redemption, repayment, purchase or defeasance date; provided that the term of such Qualifying Replacement Capital Covenant shall be determined at the time of issuance of the related Replacement Capital Securities taking into account the other characteristics of such securities.
          “Qualifying Warrants” means net share settled warrants to purchase shares of Common Stock that have an exercise price greater than the current stock market price of the Corporation’s Common Stock as of their date of pricing, do not entitle the Corporation to redeem these warrants for cash and do not entitle the holders to require the Corporation to repurchase these warrants for cash in any circumstances. The Corporation will state in the prospectus or other offering document for any APM Qualifying Securities that include an Alternative Payment Mechanism or a Mandatory Trigger Provision its intention that any Qualifying Warrants issued in accordance with an Alternative Payment Mechanism or a Mandatory Trigger Provision will have exercise prices at least 10% above the current stock market price of its Common Stock on the date of pricing of the warrants. The “current stock market price” of the Common Stock on any date shall be the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded. If the Common Stock is not listed on any U.S. securities exchange on the relevant date, the “current stock market price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.
          “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem or defease, or the Corporation or a Subsidiary of the Corporation elects to purchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption, defeasance or purchase, the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption, defeasance or purchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.
          “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.
          “Replacement Capital Securities” has the meaning specified in Section 2.

          “Repurchase Restriction” means, with respect to any APM Qualifying Securities that include an Alternative Payment Mechanism or a Mandatory Trigger Provision, provisions that require the Corporation and its Subsidiaries not to redeem, purchase or defease any of its securities ranking junior to or pari passu with any APM Qualifying Securities the proceeds of which were used to settle deferred interest during the relevant deferral period until at least one year after all deferred Distributions have been paid, except where non-payment would cause the Corporation to breach the terms of the relevant instrument, other than the following (none of which shall be restricted or prohibited by a Repurchase Restriction) if deferral of distributions continues for more than one year:
     (i) redemptions, purchases or other acquisitions of shares of Common Stock in connection with any Employee Benefit Plan; or
     (ii) purchases of shares of Common Stock pursuant to a contractually binding requirement to buy Common Stock entered into prior to the beginning of the related deferral period, including under a contractually binding stock repurchase plan.
          “Rights to acquire Common Stock” includes the number of shares of Common Stock obtainable upon exercise or conversion of any right to acquire Common Stock, including any right to acquire Common Stock pursuant to a stock purchase plan, Employee Benefit Plan or the Assurance Agreements.
          “Second Step-Down Date” means the date that is 30 years prior to the Final Maturity Date.
          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
          “Subordinated Indenture” means the Junior Subordinated Debt Indenture, dated as of March 13, 2007, between the Corporation and The Bank of New York, as trustee, as amended and supplemented by the Supplemental Indenture and as further amended and supplemented from time to time in accordance with its terms.
          “Supplemental Indenture” means the Fifth Supplemental Indenture, dated as of December 18, 2007, between the Corporation and The Bank of New York, as trustee.
          “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
          “Termination Date” has the meaning specified in Section 4(a).